Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt
Debt
Our total long-term borrowings as of December 31, 2011, and December 25, 2010, were composed of the following:

	As of
	December 31, 2011	December 25, 2010
	(In millions)
Senior notes:
$850 million 6.375% notes due 2012(1)	$44.6	$44.6
CAD 900 million 5.0% notes due 2015(2)	881.2	892.6
$575 million 2.5% convertible notes due 2013(3)	575.0	575.0
CAD 500 million 3.95% Series A notes due 2017(4)	489.6	495.9
Credit facility(5)	—	—
Less: unamortized debt discounts and other	(30.8)	(48.5)
Total long-term debt (including current portion)	1,959.6	1,959.6
Less: current portion of long-term debt	(44.7)	—
Total long-term debt	$1,914.9	$1,959.6
Total fair value	$2,133.6	$2,137.6

(1)
On May 7, 2002, CBC completed a private placement of $850 million of 6.375% senior notes, due 2012, with interest payable semi-annually. Net proceeds from the sale of the notes, after deducting estimated expenses and underwriting fees, were approximately $841 million. The notes were subsequently exchanged for publicly registered notes with the same terms. On July 11, 2007, we repurchased $625 million aggregate principal amount of those notes. On February 7, 2008, we announced a tender for repurchase of any and all of the remaining principal amount of $225 million, with the tender period running through February 14, 2008. The net costs of $12.4 million related to this extinguishment of debt and termination of related interest rate swaps was recorded in the first quarter of 2008. The amount actually repurchased was $180.4 million with $44.7 million outstanding as of December 31, 2011, which, in addition to the remaining principal amount of $44.6 million, also includes $0.1 million related to interest rate swaps transacted around this debt issuance in 2002, but were cash settled in 2008 in conjunction with the tender offer. This remaining balance relates to the outstanding principal amount and is being amortized over the remaining term of this debt.

(2)
On September 22, 2005, Molson Coors Capital Finance ULC, a Nova Scotia entity, and Molson Coors International, LP, a Delaware partnership, both wholly owned subsidiaries of MCBC, issued 10-year and 5-year private placement debt securities totaling CAD 900 million in Canada and $300 million in the United States, bearing interest at 5.0% and at 4.85%, respectively paid semi-annually. The U.S. $300 million issue matured and was repaid on September 22, 2010. The remaining CAD 900 million offering is guaranteed by MCBC, and certain of our U.S. and Canadian subsidiaries. The securities have certain restrictions on secured borrowing, sale-leaseback transactions and the sale of assets, all of which we were in compliance at December 31, 2011, and December 25, 2010. The CAD 900 million issue was subsequently exchanged for Canadian publicly registered notes maturing on September 22, 2015.

Prior to issuing the bonds, we entered into a bond forward transaction for a portion of the Canadian offering. The bond forward transaction effectively established, in advance, the yield of the government of Canada bond rates over which the Company's private placement was priced. At the time of the private placement offering and pricing, the government of Canada bond rates were trading at a yield lower than that locked in with the Company's interest rate lock. This resulted in a loss of $4.0 million on the bond forward transaction. Per authoritative accounting guidance pertaining to derivatives and hedging, the loss is being amortized over the life of the Canadian issued private placement and will serve to increase our effective cost of borrowing by 0.05% compared to the stated coupon on the issue.

(3)
On June 15, 2007, MCBC issued in a public offering $575 million of 2.5% Convertible Senior Notes (the "Notes") payable semi-annually in arrears. The Notes are senior unsecured obligations and rank equal in rights of payment with all of our other senior unsecured debt and senior to all of our future subordinated debt. The Notes are guaranteed by MCBC and certain of our U.S. and Canadian subsidiaries. The Notes mature on July 30, 2013, unless earlier converted or terminated, subject to certain conditions, as noted below. The Notes contain certain customary anti-dilution and make-whole provisions to protect holders of the Notes as defined in the Indenture.

Holders may surrender their Notes for conversion prior to the close of business on January 30, 2013, if any of the following conditions are satisfied:

•
during any calendar quarter, if the closing sales price of our Class B common stock for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter preceding the quarter in which the conversion occurs is more than 130% of the conversion price of the Notes in effect on that last trading day;

•
during the ten consecutive trading day period following any five consecutive trading day period in which the trading price for the Notes for each such trading day was less than 95% of the closing sale price of our Class B common stock on such date multiplied by the then current conversion rate; or

•
if we make certain significant distributions to holders of our Class B common stock, we enter into specified corporate transactions or our Class B common stock ceases to be approved for listing on the New York Stock Exchange and is not listed for trading purposes on a U.S. national securities exchange.

After January 30, 2013, holders may surrender their Notes for conversion any time prior to the close of business on the business day immediately preceding the maturity date regardless of whether any of the conditions listed above have been satisfied. Upon conversion of the Notes, holders of the Notes will receive the par value amount of each note in cash and the shares of our Class B common stock (subject to our right to deliver cash in lieu of all or a portion of those shares) in satisfaction of the conversion feature if, on the day of conversion, the MCBC stock price exceeds the conversion price. The original conversion price for each $1,000 aggregate principal amount of notes was $54.76 per share of our Class B common stock, which represented a 25% premium above the stock price on the day of the issuance of the Notes and corresponded to the initial conversion ratio of 18.263 shares per each $1,000 aggregate principal amount of notes. The conversion ratio and conversion price are subject to adjustments for certain events and provisions, as defined in the Indenture. As a result of our announcement of a dividend increase in June 2011, our conversion price and ratio are $53.40 and 18.7251 shares respectively. If, upon conversion, the MCBC stock price is below the conversion price, adjusted as necessary, a cash payment for the par value amount of the Notes will be made. As of December 31, 2011, the convertible debt's if-converted value did not exceed the principal.
We initially accounted for the Notes pursuant to guidance pertaining to convertible bonds with issuer option to settle for cash upon conversion, that is, we did not separate and assign values to the conversion feature of the Notes but rather accounted for the entire agreement as one debt instrument as the conversion feature met the requirements of guidance pertaining to accounting for derivative financial instruments indexed to, and potentially settled in, a company's own stock. The amounts in the table above have been reduced by the unamortized discount related to our convertible debt in the amounts of $28.9 million and $46.3 million for the years ended December 31, 2011, and December 25, 2010, respectively, included in the unamortized debt discount balances above. The remaining $1.9 million and $2.2 million as of December 31, 2011, and December 25, 2010, respectively, within these balances relates to unamortized debt premiums, discounts and other on the additional debt balances.
During the fiscal years 2011, 2010 and 2009, we incurred additional non-cash interest expense of $17.5 million, $16.9 million, and $16.4 million, respectively. The additional non-cash interest expense impact (net of tax) to net income per share was a decrease of $0.06, $0.06 and $0.06 for the fiscal years 2011, 2010 and 2009, respectively. We also incurred interest expense related to the 2.5% coupon rate of $14.6 million, $14.3 million, and $14.4 million for the fiscal years 2011, 2010 and 2009, respectively. The combination of non-cash and cash interest resulted in an effective interest rate of 5.90%, 5.91% and 6.01% for the fiscal years 2011, 2010 and 2009, respectively. We also expect to record additional non-cash interest expense of $18 million and $11 million in 2012 and 2013, respectively, representing the remaining amortization of the debt discount on the Notes and thereby increasing the carrying value of the long-term debt to its $575 million face value at maturity in July 2013.
In connection with the issuance of the Notes, we incurred approximately $10 million of deferred debt issuance costs which are being amortized as interest expense over the life of the Notes.
Convertible Note Hedge and Warrants:
In connection with the issuance of the Notes, we entered into a privately negotiated convertible note hedge transaction. The convertible note hedge (the "purchased call options") will cover up to approximately 10.8 million shares of our Class B common stock. The purchased call options, if exercised by us, require the counterparty to deliver to us shares of Class B common stock adequate to meet our net share settlement obligations under the Notes and are expected to reduce the potential dilution to our Class B common stock to be issued upon conversion of the Notes, if any. Separately and concurrently, we also entered into warrant transactions with respect to our Class B common stock pursuant to which we may be required to issue to the counterparty up to approximately 10.8 million shares of our Class B common stock. The warrant price is $67.82 which represents a 60% premium above the stock price on the date of the warrant transaction. The warrants expire on February 20, 2014.
We used a portion of the net proceeds from the issuance of the Notes to pay for the cost of the purchased call options, which was partially offset by the proceeds received from the warrant transaction, resulting in a net use of proceeds of $50 million. The net cost of these transactions, net of tax, was recorded in the Stockholders' Equity section of the balance sheet.
The purchased call options and warrants are separate transactions entered into by the Company, and they are not part of the terms of the Notes and do not affect the holders' rights under the Notes.

(4)
During the fourth quarter of 2010, our wholly owned subsidiary, Molson Coors International LP, completed a 7-year CAD 500 million 3.95% fixed rate Series A Notes private placement in Canada. These notes resulted in net proceeds of CAD 496.6 million after underwriting fees and being issued at a discount of CAD 1.6 million. The Series A Notes will mature on October 6, 2017. The notes are guaranteed by MCBC and certain U.S. and Canadian subsidiaries of the Company and rank equally with the Company's other outstanding notes and credit facility.

Prior to issuing the bonds, we entered into a forward starting interest rate swap transaction for a portion of the Canadian offering. The forward starting interest rate swap transaction effectively established, in advance, an average fixed rate of 3.3% for the benchmark Canadian yield on the CAD 200 million we hedged. At the time of the private placement offering and pricing, the government of Canada bond rates were trading at a yield lower than that locked in with the Company's interest rate lock. This resulted in a loss of CAD 7.9 million on the forward starting interest rate swap transaction. Per authoritative accounting guidance pertaining to derivatives and hedging, the loss is being amortized over the life of the Canadian issued private placement and will serve to increase our effective cost of borrowing by approximately 0.23% compared to the stated coupon on the issue.

(5)
During the second quarter of 2011, we terminated our $750 million revolving multicurrency bank credit facility, which was scheduled to expire in August 2011. Additionally, in connection with this termination, we entered into an agreement for a 4-year revolving multicurrency credit facility of $400 million, which provides a $100 million sub-facility available for the issuance of letters of credit. We incurred $2.2 million of issuance costs and up-front fees related to this agreement, which are being amortized over the term of the facility. There were no outstanding borrowings on the $400 million credit facility as of December 31, 2011.

Short-term Borrowings
Our total short-term borrowing facilities consist of an overdraft facility of CAD $30.0 million at either USD Prime or CAD Prime depending on the borrowing currency, a line of credit for GBP $10.0 million and an overdraft facility for GBP 10.0 million, both at GBP LIBOR +1.5%, and a line of credit for Japanese Yen 1.5 billion (of which Japanese Yen 575.0 million is committed under an outstanding letter of credit, at a base rate of less than 1.0%). As of December 31, 2011 we had outstanding borrowings of $2.2 million under the Japanese Yen line of credit, and no borrowings under any of the other facilities. As of December 25, 2010, we had no borrowings under any of these facilities. See Note 20, "Commitments and Contingencies" for discussion related to letters of credit.
Additionally, in the fourth quarter of 2010, MC Si'hai opened a short-term borrowing facility for Chinese Renminbi ("RMB") 7.0 million. In 2011, we repaid this amount and closed the facility.
As of December 31, 2011, the aggregate principal debt maturities of long-term debt and short-term borrowings for the next five fiscal years are as follows:

Amount
(In millions)
2012	$46.9
2013	575.0
2014	—
2015	881.2
2016	—
Thereafter	489.6
Total	$1,992.7

Under the terms of some of our debt facilities, we must comply with certain restrictions. These include restrictions on priority indebtedness (certain threshold percentages of secured consolidated net tangible assets), leverage thresholds, liens, and restrictions on certain types of sale lease-back transactions. As of December 31, 2011, we were in compliance with all of these restrictions.
Interest
Interest incurred, capitalized and expensed were as follows:

	For the years ended
	December 31, 2011	December 25, 2010	December 26, 2009
	(In millions)
Interest incurred(1)	$121.0	$111.4	$99.3
Interest capitalized	(2.3)	(1.2)	(2.7)
Interest expensed	$118.7	$110.2	$96.6

(1)	Interest incurred includes non-cash interest of $17.5 million, $16.9 million and $16.4 million for the fiscal years 2011, 2010 and 2009, respectively.